SECOND
AMENDMENT

TO
					      LOAN AND SECURITY
AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), made and executed this z3RD day of January, 1995, by and among BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender"); and COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN PHONE CENTERS, INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"), COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC. ("CTII"), SCOTT TECHNOLOGIES CORPORATION ("STC") and COMDIAL TELECOMMUNICATIONS, INC. ("CTI") and CTI's wholly-owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS CORPORATION ("CBCC") and COMDIAL CONSUMER COMMUNICATIONS CORPORATION ("CCCC"; Parent, ATC, APC, CES, CTII, STC, CTI, CBCC and CCCC being hereinafter referred to collectively as "Borrowers" and individually as a "Borrower"), each a Delaware corporation;


WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of February 1, 1994, as amended by First Amendment thereto, dated April 29, 1994 ( "Loan Agreement" ), pursuant to which Lender, upon the terms and subject to the conditions contained therein, has agreed to make loans and extend credit to Borrowers;

WHEREAS, Borrowers have requested that Lender modify certain covenants in the Loan Agreement, and Lender has agreed to such request; and

WHEREAS, to accomplish the foregoing purpose, Borrowers and Lender are mutually desirous of amending the Loan Agreement as hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Borrowers and Lender do hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Section 9.2(W), Leases, is amended by deleting from line 6 thereof the figure "$1,350,000" and substituting in lieu therefor the figure "$1,750,000".


(b) Section 9.3(B) is amended in its entirety to read as follows:

(B) Profitability. Achieve Consolidated Adjusted Earnings From
Operations of not less than the amount shown below for the period corresponding thereto:


Consolidated Adjusted                      Period
Earnings From Operations

First and second fiscal                 $ 650,000
quarters of fiscal year
ending December 31, 1994

First, second and third                $2,100,000
fiscal quarters of fiscal
year ending December 31, 1994

Fiscal year ending                     $2,900,000
December 31, 1994

First fiscal quarter of                 $ 175,000
fiscal year ending
December 31, 1995

First and second fiscal                $1,050,000
quarters of fiscal year
ending December 31, 1995

First, second and third                $2,350,000
fiscal quarters of fiscal
year ending December 31, 1995

Fiscal Year ending                     $2,550,000
December 31, 1995

First fiscal quarter of                 $ 325,000
fiscal year ending
December 31, 1996

First and second fiscal                $1,250,000
quarters of fiscal year
ending December 31, 1996

First, second and third                $2,400,000
fiscal quarters of fiscal
year ending December 31, 1996

Fiscal year ending                     $3,050,000
December 31, 1996

First fiscal quarter of                 $ 350,000
fiscal year ending
December 31, 1997

First and second fiscal                $1,250,000
quarters of fiscal year
ending December 31, 1997

First, second and third                $2,400,000
fiscal quarters of fiscal
year ending December 31, 1997

Fiscal year ending                     $3,050,000
December 31, 1997

3. Representations and Warranties. To induce Lender to execute and deliver this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the other Loan Documents to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment except for any changes in the nature of any Borrower's business or operations or which occur in the ordinary course of business that would render the information contained in any such representation or warranty either inaccurate or incomplete in any material respect, so long as (a) Lender has consented to such changes, (b) such changes are not expressly prohibited by this Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or 9.1(K) or the Loan Agreement, Borrowers have given notice as required by such Sections. Any default by any Borrower in its warranties and representations made in this Amendment shall constitute an Event of Default under the Loan Agreement.

4. Reference to and Effect Upon Loan Agreement. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall hereafter mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically amended hereby, the Loan Agreement and each of the other Loan Documents, and each and every term and provision thereof, shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or the other Loan Documents or constitute a waiver of any provision of the Loan Agreement or the other Loan Documents, except as specifically set forth herein.



5. Governing Laws; Binding Effect. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina; and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. Expenses. Borrowers shall pay all fees and expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents required or contemplated hereby, including, without limitation, legal fees and expenses.

7. Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND LENDER EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed under seal in their corporate names by their duly authorized corporate officers on the day and year first above written.

ATTEST:                                COMDIAL CORPORATION
________*___________              By:__________*____________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPORATE SEAL]

ATTEST:                            AMERICAN TELECOMMUNICATIONS
					    CORPORATION
________*____________             By:__________*___________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPORATE SEAL]


ATTEST:                             AMERICAN PHONE CENTERS, INC.

________*____________             By: ________*____________
  Secretary                           Wayne R. Wilver,
				      Senior Vice President
[CORPORATE SEAL]
ATTEST:                          COMDIAL ENTERPRISE SYSTEMS, INC.
________*___________              By:_________*_____________
  Secretary                           Wayne R. Wilver,
				      Senior Vice President
    [CORPORATE SEAL]

ATTEST:                         COMDIAL TELECOMMUNICATIO~S, INC.
______*_________                  By:________*__________
  Secretary                           Wayne R. Wilver,
				      Senior Vice President
[CORPORATE SEAL]

ATTEST:                         COMDIAL TELECOMMUNICATIONS
				     INTERNATIONAL, INC.

______*________                 By:________*___________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPORATE SEAL]

ATTEST:                        SCOTT TECHNOLOGIES CORPORATION

______*___________             By:__________*____________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPORATE SEAL]




ATTEST:                       COMDIAL BUSINESS COMMUNICATIONS
					 CORPORATION
______*________                By:________*______________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPORATE SEAL]

ATTEST:                      COMDIAL CONSUMER COMMUNICATIONS
				      CORPORATION
______*________                By:_________*_________
  Secretary                          Wayne R. Wilver,
				     Senior Vice President
[CORPOPATE SEAL]

			     BARCLAYS BUSINESS CREDIT, INC.
			      By:_________*___________
			      Title:________*__________


*  Manual signatures not available for transfer.